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                                                                   EXHIBIT 10(m)

                             DEFERRED EXCESS BENEFIT
                         AGREEMENT BETWEEN NATIONAL CITY
                       BANCSHARES, INC. AND ROBERT A. KEIL
                       -----------------------------------

     This Deferred Excess Benefit Agreement ("Agreement") is entered into by and between National City Bancshares, Inc. ("Company") and Robert A. Keil ("Keil"), effective as of the date of its execution by both parties.

                                   BACKGROUND
                                   ----------

     Keil is a valuable management employee of the Company. In recognition of his substantial contributions to the Company, the Company believes it is necessary and appropriate upon his termination of employment with the Company to restore benefits that were not available to Keil under the Pension Plan because of certain legal limits imposed by the Code and the termination of the Pension Plan.

                                    AGREEMENT
                                    ---------

     In consideration of the premises and the covenants and conditions contained in this Agreement, the Company and Keil agree as follows:

     1. DEFINITIONS. For purposes of this Agreement, the terms listed below shall have the meaning stated.

     (a) AGE 60. "Age 60" means the first day of the calendar month on or immediately after Keil's 60th birthday.

     (b) BENEFICIARY. "Beneficiary" means the person or persons, including a trustee, designated by Keil in a writing to the Company to receive the payment of benefits provided under this Agreement following Keil's death. In the absence of such a designation, the Beneficiary shall be Keil's spouse, if she survives him, or if she does not survive him, Keil's estate.

     (c) COMPANY. "Company" means National City Bancshares, Inc. and any successor corporation.

     (d) CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rulings and regulations.

     (e) PENSION PLAN. "Pension Plan" means the Plan for Pensions of National City Bancshares, Inc., as amended (which was terminated effective October 1, 1998, subject to Internal Revenue Service approval).


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     (f) RESTORED BENEFIT. "Restored Benefit" means the lump sum equivalent of the benefit that would have been paid to Keil under the Pension Plan if Keil's benefit were determined without regard to the Pension Plan's termination and the limitations imposed under Code section 415, reduced by the amount of the lump sum benefit actually received by Keil upon termination of the Pension Plan; provided, however, the Restored Benefit, as determined under this subparagraph, may not exceed the amount that would have been payable to Keil under this Agreement upon Termination of Employment at Age 60.

     (g) TERMINATION OF EMPLOYMENT. "Termination of Employment" means the voluntary or involuntary cessation of the relationship of employer and employee between the Company and all of its related employers (within the meaning of Code section 414) and Keil by reason of death, disability, resignation, retirement, or discharge.

     2. BENEFIT. Upon Keil's Termination of Employment, he shall be entitled to his Restored Benefit.

     3. PAYMENT OF RESTORED BENEFIT. Keil's Restored Benefit shall be paid in four substantially equal annual installments. The first annual installment shall be paid as soon as administratively feasible after Keil's Termination of Employment. Subsequent installments shall be paid as of each succeeding anniversary date of the first installment.

     4. BENEFICIARY'S BENEFIT. Upon Keil's death, his Restored Benefit (or the remainder of his Restored Benefit if Keil has received one or more annual installments pursuant to Section 3 prior to his death) shall be paid to his Beneficiary in a single lump sum cash payment as soon as administratively feasible after Keil's death.

     5. FUNDING POLICY. The Restored Benefit provided under this Agreement shall be totally unfunded and shall be paid out of the Company's general assets.

     6. RELATIONSHIP. Notwithstanding any other provision of this Agreement, this Agreement and any action taken pursuant to it shall not be deemed or construed to establish a trust or fiduciary relationship of any kind between or among the Company, Keil, his Beneficiary, or any other persons. The right of Keil and his Beneficiary to receive payment of the Restored Benefit is strictly a contractual right to payment, and this Agreement does not grant nor shall it be deemed to grant Keil, his Beneficiary, or any other person any interest in or right to any of the funds, property, or assets of the Company other than as a general creditor of the Company.

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                  7. OTHER BENEFITS AND PLANS. Nothing in this Agreement shall be deemed to prevent Keil from receiving, in addition to the Restored Benefit provided under this Agreement, any funds that may be distributable to him at any time under any other present or future retirement, termination, or incentive plan of the Company.

                  8. ANTICIPATION OF BENEFITS. Neither Keil nor his Beneficiary shall have the power to transfer, assign, anticipate, pledge, alienate, or otherwise encumber in advance any of the payments that may become due under this Agreement, and any attempt to do so shall be void. Any payments that become due under this Agreement shall not be subject to attachment, garnishment, or execution or be transferrable by operation of law in the event of bankruptcy, insolvency, or otherwise.

                  9. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and Keil and his heirs and legal representatives. This Agreement shall be construed in accordance with the internal laws of the State of Indiana to the extent that those laws are not preempted by federal law.












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     10. AMENDMENT. This Agreement may be amended only by a written agreement signed by both the Company and Keil.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer, and Keil has signed the same.


         NATIONAL CITY BANCSHARES, INC.


Date:      JANUARY 8, 1999                      By: /S/ MICHAEL F. ELLIOTT
       ---------------------                        ----------------------------
                                                    Signature

                                                    MICHAEL F. ELLIOTT
                                                    ----------------------------
                                                    Printed

                                                    CHAIRMAN AND CEO
                                                    ----------------------------
                                                    Title

ATTEST: /S/ SHARON K. BARNHILL
       -----------------------
       Signature

       SHARON K. BARNHILL
       -----------------------
       Printed

Date:  JANUARY 8, 1999                              /S/  ROBERT A. KEIL
     -----------------                              ----------------------------
                                                    Robert A. Keil

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DESIGNATION OF BENEFICIARY

     I, Robert A. Keil, and National City Bancshares, Inc. have entered into a Deferred Excess Benefit Agreement dated January 8, 1999. Pursuant to Section 1(b) of the Agreement, I hereby designate the following Beneficiary(ies):

     Primary Beneficiar(ies)

     If more than one Primary Beneficiary is named, those surviving me shall receive equal shares unless otherwise noted.

NAME                ADDRESS                                     SSN


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     Contingent Beneficiary(ies)

     If more than one Contingent Beneficiary is named, those surviving me and the Primary Beneficiary(ies) designated above shall receive equal shares unless otherwise noted. This designation shall apply if no Primary Beneficiary is living at the time of my death.

NAME                ADDRESS                                     SSN

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